                                                                   Exhibit 10.11

                               THIRD AMENDMENT TO
                       ASSET AND STOCK PURCHASE AGREEMENT

                  THIRD AMENDMENT TO ASSET AND STOCK PURCHASE AGREEMENT, dated as of November 7, 2002 (the "Third Amendment"), by and among Budget Group, Inc., a Delaware corporation ("Seller"), the Subsidiaries of Seller listed on Schedule 1 (collectively with Seller, "Seller Parties"), Cendant Corporation, a Delaware corporation ("Parent"), and Cherokee Acquisition Corporation, a Delaware corporation ("Buyer").

                  WHEREAS, Parent, Cherokee and Seller Parties have entered into the Asset and Stock Purchase Agreement, dated as of August 22, 2002 (as amended from time to time, the "Purchase Agreement"), as amended by the First Amendment to the Purchase Agreement, dated as of September 10, 2002, and the Second Amendment to the Purchase Agreement, dated as of October 28, 2002; and

                  WHEREAS, Parent, Cherokee and Seller Parties desire to further amend the Purchase Agreement as set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:

         1. Defined Terms. Capitalized terms used but not defined in this Third Amendment shall have the respective meanings assigned thereto in the Purchase Agreement.

         2.       Amendments to Section 1.1 of the Purchase Agreement.

                  (a) Section 1.1 of the Purchase Agreement is hereby amended by deleting the words "the proviso of Section 2.5(a)(vi)" in the definition of "Cash Purchase Price" and replacing them with "the parenthetical clause in Section 2.12."

                  (b) Section 1.1 of the Purchase Agreement is hereby amended by adding the following definition of "Qualified Fees" in the corresponding alphabetical order:

                           ""Qualified Fees" means (i) legal, accounting,
                  investment banking, advisory, brokerage, administrative, issuance, up-front, placement, structuring, commitment, underwriting, financing, "due diligence", rating agencies or similar fees, commissions, disbursements and expenses (whether or not referred to as fees, commissions, disbursements or expenses), breakage cost, increased interest rate as a result of an event of default, amortization event or payment prior to stated maturity (based on the original amortization or repayment schedule of the relevant indebtedness), prepayment penalties or fees and similar costs incurred or agreed to be paid or reimbursed by Seller Entities in connection with the transactions contemplated by this Agreement, the DIP Asset-Backed Fleet Financing, the DIP Financing, the DIP L/C Rollover, the Additional DIP Asset-Backed Fleet Financing, any other post-Petition financing or extension of credit or the Chapter 11 Cases or otherwise payable in connection with the prepayment of any of the Assumed Indebtedness, the DIP Asset-Backed Fleet Financing or the Additional DIP Asset-Backed Fleet Financing, or on account of the fees and expenses, including the fees and expenses of attorneys and professionals, of the Indenture Trustees of (a) the 9 1/8% Senior Notes Due 2006, (b) the 6.85% Convertible Subordinated Notes, Series B, Due 2007, and
                  (c) the Remarketable Term Income Deferrable Equity Securities Due 2028, (ii) an amount equal to the insurance premiums (net of unearned premiums paid in respect of directors' and officers' liability insurance that constitutes an Excluded Asset and are credited to insurance premiums in respect of the D&O Policy (as defined below)) paid by Seller Parties prior to Closing for new directors' and officers' liability insurance (such insurance being referred to as the "D&O Policy") and
                  (iii) subject to RSI and Seller entering into a settlement agreement providing, among other things, for an unconditional release of Seller and its affiliates from any and all Liabilities relating to or arising from the Action referred to in Section 2.3(q) and the subject matter thereof prior to the Closing (the "Ryder Settlement"), in an amount not exceeding $1,250,000, representing a payment to RSI in connection with the Ryder Settlement."

         3.       Amendments to Article 2 of the Purchase Agreement.

                  (a) The first paragraph of Section 2.3 of the Purchase Agreement is hereby amended by deleting the reference to "(ll)" and replacing it with "(mm)."

                  (b) Section 2.3 of the Purchase Agreement is hereby amended by adding the following clause (mm) at the end of such Section:

                                    "(mm)    (i) all franchise, prime license,
                  license, sublicenses, agency and dealer Contracts to which Seller Parties is a party listed in Part I of Schedule 2.3(mm); (ii) all marketing Contracts to which Seller Parties is a party listed in Part II of Schedule 2.3(mm); (iii) all CorpRate Contracts to which any of Seller Parties is a party listed in Part III of Schedule 2.3(mm); (iv) all association Contracts to which any of Seller Parties is a party listed in
                  Part IV of Schedule 2.3(mm); (v) all affiliation Contracts to which any of Seller Parties is a party listed in Part V of
                  Schedule 2.3(mm); (vi) all general sales agency, travel agency and tour operator Contracts to which any of Seller Parties is a party listed in Part VI of Schedule 2.3(mm); (vii) all bus and truck lease Contracts to which any of Seller Parties listed in Part VII of Schedule 2.3(mm); (viii) all fuel supply Contracts to which any of Seller Parties is a party listed in
                  Part VIII of Schedule 2.3(mm); (ix) all vendor Contracts to which any of Seller Parties is a party listed in Part IX of
                  Schedule 2.3(mm); (x) all Leases to
                  which any of Seller Parties is a party listed in Part X of
                  Schedule 2.3(mm); (xi) all other Contracts to which any of Seller Parties is a party listed in Part XI of Schedule 2.3(mm); and (xii) all such other Contracts relating primarily to the Acquired Business which (A) have been entered into by Seller Parties in the ordinary course consistent with past practice, (B) shall not result in any limitation on the conduct of the business of Buyer or any of its Affiliates, (C) either (i) shall not require Buyer or any Affiliate thereof to make payments thereunder in excess of $10,000 individually or $200,000 in the aggregate or (ii) may be terminated by giving 90 days' (or such shorter period specified therein) notice to the other party thereto, without (1) penalty or other payment,
                  (2) imposing any requirement that any Person sell or dispose of any asset or property and (3) imposing any limitation on the conduct of business of Buyer or any of its Affiliates, (D) are otherwise immaterial to the Acquired Business and (E) Seller Parties inadvertently failed to disclose in the Seller Parties Disclosure Schedule or any update thereto."

                  (c) Section 2.3(jj) of the Purchase Agreement is hereby amended by adding "subject to Sections 2.4(l) and 2.4(m)," before the words "all cash."

                  (d) The first paragraph of Section 2.4 of the Purchase Agreement is hereby amended by deleting the reference to "(k)" and replacing it with "(m)."

                  (e) Section 2.4(a) of the Purchase Agreement is hereby amended by adding ", or on Annex A" after the words "Schedule 2.4(a)."

                  (f) Section 2.4(j) of the Purchase Agreement is hereby amended by adding "and the D&O Policy" after the words "Schedule 2.4(j)."

                  (g) Section 2.4 of the Purchase Agreement is hereby amended by adding the following clauses (l) and (m) at the end of such Section:

                                    "(l)     an amount of cash on hand at
                  Closing equal to the amount of any sales, use or similar Taxes imposed on any of Seller Parties by any state or locality within the United States in connection with the Acquired Business (i) that were incurred prior to the Closing Date in the ordinary course of business of the Acquired Business consistent with past practice, (ii) that were collected in full from customers of the Acquired Business and (iii) the date by which payment is required to be made to any Governmental Body or other taxing authority is after the Closing Date; and

                                    (m)      an amount of cash on hand at
                  Closing equal to the amount of any payroll or withholding Taxes (i) imposed by the United States or any state or locality therein with respect to compensation paid to employees of the Acquired Business, (ii) in the case of withholding Taxes only, that were withheld from amounts otherwise payable to employees of the Acquired Business and (iii) the date by which payment is required to be made to any Governmental Body or other taxing authority is after the Closing Date."

                  (h) Section 2.5(a)(iv) of the Purchase Agreement is hereby amended by adding "or listed in Annex B" after the words "Section 3.13(a) of the Seller Parties Disclosure Schedule."

                  (i) Section 2.5(a)(vi) of the Purchase Agreement is hereby amended by deleting it in its entirety and replacing it with the legend "[Intentionally Omitted]."

                  (j) Section 2.6(k) of the Purchase Agreement is hereby amended by substituting clause (i) thereof in its entirety with "(i) any and all Qualified Fees".

                  (k) Article 2 of the Purchase Agreement is hereby amended by adding the following Section 2.12 at the end of such Section:

                                    "Section 2.12. Additional Consideration. As
                  promptly as reasonably practicable following the Closing and in no event not later than three Business Days thereafter, Buyer shall pay to Seller Parties an amount equal to the positive difference, if any, between $42,000,000 (or $45,000,000 if subsequent to November 9, 2002 (A) all the conditions set forth in Sections 7.1 and 7.2 have been satisfied, other than the condition set forth in Section 7.2(h), (B) the condition set forth in Section 7.2(h) is not waived by Buyer, (C) Seller Parties have notified Buyer in writing that Seller Parties intend to incur or caused to be incurred indebtedness under the Additional DIP Asset-Backed Fleet Financing and (D) definitive agreements relating to the Additional DIP Asset-Backed Fleet Financing have been executed and delivered and the Bankruptcy Court has entered an order approving such definitive agreements) and the aggregate (without duplication) of (i) the Qualified Fees paid by Seller Parties from June 30, 2002 until the Closing and (ii) the Qualified Fees described in clauses (ii) and (iii) of the definition of "Qualified Fees"."

         4.       Amendments to Article 5 of the Purchase Agreement.

                  (a) Section 5.1(bb) of the Purchase Agreement is hereby amended by adding "(as amended pursuant to Update No. 3 to the Seller Parties Disclosure Schedule, dated November 6, 2002 ("Update No. 3")) " after the words "Section 3.28(b) of the Seller Parties Disclosure Schedule" and by adding "or, outside the continental United States in connection with the Acquired Business, through another Acquired Company" after the words "BGI Leasing, Inc." in the fourth line thereof.

                  (b) Article 5 of the Purchase Agreement is hereby amended by adding the following Section 5.17 at the end of such Article:

                                    "Section 5.17. Filing of Canadian Tax
                  Clearance Certificate. Within four calendar days of receiving the completed application (the "Application") for clearance certificates from Buyer (which forms shall, to the extent permitted under applicable Law, be prepared consistent with the information previously provided to Buyer by Seller Parties and in accordance with a reasonable allocation of the consideration payable hereunder), in connection with the sale to Buyer hereunder of all of the Equity Securities in each of the Canadian Seller Entities, Budget Rent a Car Corporation ("BRAC") shall file or cause to be filed such Application with the appropriate Governmental Body in Canada. The Application shall comply with all requirements under applicable Law and shall, to the extent permitted under applicable Law, reflect that no Taxes in Canada are due as a result of or in connection with the sale of all of BRAC's Equity Securities in each of the Canadian Seller Entities."

         5.       Amendments to Section 6.8(a) of the Purchase Agreement.
Section 6.8(a) of the Purchase Agreement is hereby amended by adding the following at the end of such Section:

                  "(including reimbursement of insurance premiums (other than with respect to insurance policies and/or Contracts that constitute Excluded Assets), or a contribution or other payment by or from any Governmental Body relating to, arising from or in connection with any environmental remediation taken by any of Seller Parties for any period and any other asset primarily used or held for use in connection with the Acquired Business (including Contracts, Leases, and codes, identifications, documents or similar items required for purposes of obtaining refunds, credits, reimbursements or similar benefits from any Vehicle Manufacturers in connection with the lease or purchase of vehicles by the Acquired Business) which (i) was required to be disclosed in the Seller Parties Disclosure Schedule and was not disclosed, (ii) does not constitute an Excluded Asset and (iii) Buyer elects to have transferred to it)."

         6. Amendment to Section 8.6(a) of the Purchase Agreement. Section 8.6(a) of the Purchase Agreement is hereby amended by deleting the words "Subject to Section 2.5(a)(vi)."

         7. Amendment to Schedule 2.11(ii). Schedule 2.11(ii) to the Purchase Agreement is hereby amended by deleting it in its entirety and replacing it with Annex C hereto.

         8.       Other Amendments to the Purchase Agreement.

                  (a) The Purchase Agreement is hereby amended by replacing "November 6" with "November 8" in (i) Section 8.3(e), (ii) the last paragraph of
Section 8.3, (iii) Section 8.4(d)(i) and (iv) Section 8.6(b)(ii).

                  (b) The Purchase Agreement is hereby amended by replacing "November 20" with "November 22" in the second, third and fourth lines of
Section 8.3(f).

                  (c) The Purchase Agreement is hereby amended by replacing "November 21" with "November 25" in Section 8.2(a)(i).

                  (d) The Purchase Agreement is hereby amended by replacing "December 18" with "December 20" in Section 8.2(a)(ii).

         9. Waiver; Amendment. Buyer and Parent hereby waives any breach of the Purchase Agreement which results from (i) the matters disclosed in (A) Update No. 1 to the Seller Parties Disclosure Schedule, dated September 10, 2002, (B) Update No. 2 to the Seller Parties Disclosure Schedule, dated October 8, 2002 and (C) Update No. 3, (ii) the entering into the Payment Agreement for Insurance and Risk Management Services, effective as of October 1, 2002, between National Union Fire Insurance Company of Pittsburgh, on its behalf and on behalf of certain of its affiliates, including American Home Assurance Company and Seller, together with all Addendums and Schedules thereto, (iii) the purchase of insurance under the D&O Policy and (iv) the objections to the Seller Parties' Motion for an Order Pursuant to 11 U.S.C. ss.ss.105, 363, 364, 365, 503, 507 and 1146 approving, among other things, the Purchase Agreement and the consummation of the transactions contemplated thereby, which have been filed with the Bankruptcy Court through October 31, 2002.

         10. Continuing Effect of Purchase Agreement. Except as specifically amended pursuant to this Third Amendment, the provisions of the Purchase Agreement are and shall remain in full force; provided, however, that if the Closing shall not have occurred prior to or on November 22, 2002, either Seller Parties or Buyer may, by giving written notice to the other, terminate the effectiveness of Sections 2, 3, 6, 7 and 8 of this Third Amendment (the "Relevant Provisions"), whereupon the Relevant Provisions shall cease to have force and effect and provisions of the Purchase Agreement (as amended from time to time other than by the Relevant Provisions) shall constitute the agreement of the parties hereto with respect to the subject matter thereof. Subject to all the conditions to Closing set forth in Article 7 of the Purchase Agreement having been satisfied prior to or on November 22, 2002 (the "Proposed Closing Date"), the parties agree that the Closing will occur on the Proposed Closing Date.

         11. Counterparts. This Third Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and the executed counterparts taken together shall be deemed to be one originally executed document.

         12. Governing Law. Except to the extent the mandatory provisions of the Bankruptcy Code apply, this Third Amendment shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely in such state without regard to principles of conflicts or choice of laws or any other law that would make the laws of any other jurisdiction other than the State of New York applicable hereto.

                [Remainder of this page intentionally left blank]

                  IN WITNESS WHEREOF, Parent, Cherokee and Seller Parties have caused this Third Amendment to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

                                        BUDGET GROUP, INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        CHEROKEE  ACQUISITION CORPORATION



                                        By:    /S/  Eric J. Bock
                                           ------------------------------------
                                        Name:  Eric J. Bock
                                        Title:  Executive Vice President, Law
                                                  and Corporate Secretary

                                        CENDANT CORPORATION



                                        By:    /S/  Eric J. Bock
                                           ------------------------------------
                                        Name:  Eric J. Bock
                                        Title:  Executive Vice President, Law
                                                  and Corporate Secretary

                                        BGI AIRPORT PARKING, INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        BGI SHARED SERVICES, INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        BGI SHARED SERVICES, LLC



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        VEHICLE RENTAL ACCESS
                                        COMPANY, LLC



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        PREMIER CAR RENTAL LLC



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        AUTO RENTAL SYSTEMS, INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        RYDER TRS, INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        RYDER MOVE MANAGEMENT, INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        MASTERING THE MOVE REALTY, INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        THE MOVE SHOP, INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        RYDER RELOCATION SERVICES, INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        BUDGET STORAGE CORPORATION



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        BUDGET RENT A CAR CORPORATION



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        CONTROL RISK CORPORATION



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        PHILIP JACOBS INSURANCE
                                        AGENCY, INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        BUDGET RENT-A-CAR
                                        INTERNATIONAL, INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        BUDGET CAR SALES, INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        TCS PROPERTIES, LLC



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        IN MOTORS VI, LLC



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        VALCAR RENTAL CAR SALES, INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        DIRECTORS ROW MANAGEMENT
                                        COMPANY, LLC



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        TEAM CAR SALES OF SOUTHERN
                                        CALIFORNIA, INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        TEAM CAR SALES OF SAN DIEGO,
                                        INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        TEAM CAR SALES OF RICHMOND,
                                        INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        TEAM CAR SALES OF PHILADELPHIA,
                                        INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        TEAM CAR SALES OF DAYTON, INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        TEAM CAR SALES OF CHARLOTTE,
                                        INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        WARREN WOOTEN FORD, INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        PAUL WEST FORD, INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        CARSON CHRYSLER PLYMOUTH
                                        DODGE JEEP EAGLE, INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        BUDGET SALES CORPORATION



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        RESERVATION SERVICES, INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        TEAM REALTY SERVICES, INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        TEAM HOLDINGS CORPORATION



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        BUDGET RENT-A-CAR SYSTEMS, INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        BUDGET -RENT-A-CAR OF ST. LOUIS, INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        BUDGET -RENT-A-CAR OF THE MIDWEST, INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President


                                        BVM, INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        DAYTON AUTO LEASE COMPANY, INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        MOSIANT CAR SALES, INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        NYRAC INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        BUDGET RENT A CAR CARIBE
                                        CORPORATION



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        BUDGET FLEET FINANCE
                                        CORPORATION



                                        By:    /S/  Robert L. Aprati
                                        ---------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        TRANSPORTATION AND STORAGE
                                        ASSOCIATES



                                        By:    /S/  Robert L. Aprati
                                        ---------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        BRAC CREDIT CORPORATION



                                        By:    /S/  Robert L. Aprati
                                        ---------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        TEAM FLEET SERVICES
                                        CORPORATION



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        BUDGET RENT A CAR ASIA-PACIFIC,
                                        INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                        BUDGET RENT A CAR OF JAPAN, INC.



                                        By:    /S/  Robert L. Aprati
                                           ------------------------------------
                                        Name:  Robert L. Aprati
                                        Title:  Executive Vice President

                                   SCHEDULE 1

                                 SELLER PARTIES

BGI Airport Parking, Inc.
BGI Shared Services, Inc.
BGI Shared Services, LLC
Vehicle Rental Access Company, LLC
Premier Car Rental LLC
Auto Rental Systems, Inc.
Ryder TRS, Inc.
Ryder Move Management, Inc.
Mastering the Move Realty, Inc.
The Move Shop, Inc.
Ryder Relocation Services, Inc.
Budget Storage Corporation
Budget Rent a Car Corporation
Control Risk Corporation
Philip Jacobs Insurance Agency, Inc.
Budget Rent-A-Car International, Inc.
Budget Car Sales, Inc.
TCS Properties, LLC
IN Motors VI, LLC
ValCar Rental Car Sales, Inc.
Directors Row Management Company, LLC
Team Car Sales of Southern California, Inc.
Team Car Sales of San Diego, Inc.
Team Car Sales of Richmond, Inc.
Team Car Sales of Philadelphia, Inc.
Team Car Sales of Dayton, Inc.
Team Car Sales of Charlotte, Inc.
Warren Wooten Ford, Inc.
Paul West Ford, Inc.
Carson Chrysler Plymouth Dodge Jeep Eagle, Inc.
Budget Sales Corporation
Reservation Services, Inc.
Team Realty Services, Inc.
Team Holdings Corporation
Budget Rent-A-Car Systems, Inc.
Budget Rent-A-Car of St. Louis, Inc.
Budget Rent-A-Car of the Midwest, Inc.
BVM, Inc.
Dayton Auto Lease Company, Inc.
Mosiant Car Sales, Inc.
NYRAC Inc.
Budget Rent a Car Caribe Corporation
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Budget Fleet Finance Corporation
Transportation and Storage Associates
BRAC Credit Corporation
Team Fleet Services Corporation
Budget Rent a Car Asia-Pacific, Inc.
Budget Rent a Car of Japan, Inc.